UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1.	Report to Shareholders.

TCW

JUNE 30

2016 SEMI-ANNUAL REPORT

TCW Strategic Income Fund, Inc.

TWC
JUNE 30
2016
SEMI-ANNUAL
R E P O R T
TCW Strategic Income Fund, Inc.

TCW Strategic Income Fund, Inc. President’s Letter

David S. DeVito President, Chief Executive Officer & Director

Dear Valued Shareholder,

TCW is pleased to present the 2016 semi-annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the symbol TSI. For the first half of 2016, the stock price of the Fund realized a 5.22% return and the Fund’s net asset value (“NAV”) increased by 1.74% (i.e., returns of the underlying assets). The TSI Custom Index gained 5.65% over the same six-month period. The Fund’s year-to-date price-based return exceeded the NAV-based return, which narrowed the discount the share price traded with respect to the Fund’s NAV. The stock price discount to NAV began the year at 9.6% and subsequently tightened to 6.7% by June 30, 2016, thus increasing the relative returns of the TSI shares as compared with the returns of the underlying net asset valuation. Annualized price based performance for the trailing 3-Year period of 4.20% trailed the Index, while annualized price based returns for the trailing 5-Year period and longer remained well ahead of the Fund’s benchmark.

Fund Performance

		Annualized Total Return as of June 30, 2016
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price Based Return	5.22%	9.71%	4.20%	9.08%	11.59%	11.11%	8.31%
NAV Based Return	1.74%	1.91%	5.20%	8.64%	10.37%	9.93%	8.74%
Custom Benchmark (1)	5.65%	2.91%	5.63%	6.06%	6.42%	6.18%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Distributions by the Fund are based on the net investment income, with a stated goal of providing dependable, but not assured, quarterly distributions out of the Fund’s accumulated net investment income and/or other sources. We believe this dividend policy is in the best interests of the shareholders and the Fund. In the first half of 2016, the Fund made two quarterly distributions of $0.0487 and $0.0520 per share.

Leading up to late June’s “Brexit” referendum to decide the United Kingdom’s future in the European Union, complacency continued to prevail across U.S. markets. While the S&P 500 equity index climbed higher, the corporate bond sector, especially high yield, outpaced stocks as the appetite for risk appeared undiminished. Even after the Leave outcome surprised expectations for a narrow “Remain” victory, the initially extreme volatility proved short-lived as markets quickly recovered, indicating confidence among investors that the Federal Reserve (Fed) and its fellow global central banks would maintain the dovish policies that have supported asset prices with few interruptions since the 2008 financial crisis. To wit, at its June meeting, the Fed lowered its estimate for the longer-run funds rate to 3% and halved projections of

President’s Letter (Continued)

future rate increases from four to two hikes this year. Thus, the circumstances reflected a continuation of the first quarter’s theme of decoupled fundamentals—economic and credit—and technicals, wherein a litany of weak indicators of the former were offset by the latter. And what were those indicators? Notably, on the fundamental side, GDP growth remained at a sluggish pace with Q1’s latest posting at a 1.1% annualized rate, as stunted productivity weighed on the pace of expansion. Further, May job creation came in at a six-year low and even a vastly improved June report failed to lift the monthly average for the quarter above 150,000. Add in the corporate profit stagnation that has begun to exhibit late-cycle signs of reversal and it remains difficult to see the underlying source of market optimism.

Immediately following the Brexit vote, the U.S. Treasury market experienced the greatest price impact, as flight-to-safety flows pushed the 10-Year yield below 1.4% briefly for the first time in history, exacerbating an already pronounced flattening trend across the yield curve. Despite the somewhat surprising nature of the outcome, the rally in risk markets that started mid-February was not ultimately derailed through the second quarter, as investor appetite for U.S. credit remained strong, fed by the overall search for yield. Investment grade credits outperformed Treasuries by almost 100 basis points and produced total returns of 3.5%, notwithstanding record issuance this quarter and deteriorating fundamentals. Meanwhile, high yield credits returned an impressive 5.5% for the quarter, supported by strong inflows and the ongoing recovery in energy and commodity-related sectors as oil prices stabilized from their first quarter lows. Increased market volatility and declining rates also did not inhibit returns to securitized products. Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outperformed Treasuries by 50 and 37 basis points, respectively, on the back of solid demand for less volatile assets, while agency residential mortgage-backed securities (MBS) performed in line with Treasuries over the quarter, given solid performance in April and May. Also, from an off-Index perspective, non-agency MBS posted strong returns for the quarter, largely recovering from a weak start to the year. On the basis of the strong U.S. Treasury performance and declining risk premiums, the Barclays Aggregate Index returned 2.2% for the quarter.

Performance for the Fund trailed the Custom Benchmark for the first half of 2016, largely due to the Fund’s defensive duration position given the decline in U.S. Treasury rates since the start of the year. Performance was also held back by the relative underweight to high yield credit and equities, which gained approximately 9% and 4%, respectively, year-to-date as commodity prices recovered from February lows and demand for risk assets returned. As spreads widened early in the year, investment grade credit exposure moved to a relative overweight during the quarter, which allowed the Fund a bit more participation in the credit market rally since February, though positioning remained underweight in commodity-related sectors, which led among corporates. The emphasis on financials resulted in a small drag as the sector lagged Treasuries, weighed down by insurers and banks which came under pressure due to concern about the low interest rate environment’s potential impact on earnings and profitability. Meanwhile, the allocation among securitized products contributed, helping to offset some of the drag. Returns benefitted from the allocation to non-agency MBS, which rebounded in the second quarter due to the rally in risk assets and continued improvement in underlying fundamentals. ABS, which represents a relative overweight in the Fund, contributed modestly as the sector remained fairly isolated from global volatility, particularly Federal Family Education Loan Program (FFELP) student loans, which tightened

President’s Letter (Continued)

throughout the second quarter with some support coming from the release of Moody’s final (and less stringent than expected) rating methodology. No downgrades have been announced, however, and the final decision on potential downgrades was pushed back by six months. Further contributions came from the relative underweight to lagging agency MBS, while the small overweight to CMBS contributed on the margin.

As for the outlook, the lateness in the credit cycle and potential for further convention-defying political behavior inform the view. This anticipates episodic volatility and motivates a wariness of growing downside risks to the markets. Consequently, the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. The duration profile remains shorter than the Index, while sector positioning is conservative and issue selection is focused on higher-quality credits with yields that we believe provide fair value. The relative underweight to corporate credit was reduced opportunistically on spread widening in January, with additions focused on “bendable” areas of the market—those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on U.S. financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given relatively low yields and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens, opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, and therefore represent an overweight versus the Index. Non-agency MBS remains compelling due to the available yield, potential for price upside, and solid fundamentals, though allocations will likely drift lower as prices rise. Agency MBS continues to represent a relative underweight despite being higher quality and more liquid, as yield compensation remains small historically and prepayment risk weighs on the market in this low rate environment. CMBS and ABS holdings are focused on high quality collateral in the senior most parts of the capital structure, often with government guarantees, making them solid defensive credits.

TSI’s equity exposure is currently implemented with long positions in S&P 500 Index futures that had a notional value representing 1.2% of the Fund’s market value as of June 30, 2016. The position was gradually trimmed from year-end levels as equity valuations increased, though a meaningful correction in equity prices might lead to an increase in the equity allocation.

Modest leverage can be utilized by the Fund through a Line of Credit facility, though the Fund does not currently use any of the available $70 million commitment. Leverage has been used when market opportunity was abundant and has been subsequently scaled back in response to a market environment less conducive to risk taking. Additionally, the cash position in the Fund has been increased for partial protection and to allow opportunistic investing in case of potential asset repricing.

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (14.1% of Net Assets)
$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 2.088%, due 07/15/26 (1)(2)	$1,136,245
777,891	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	707,904
529,571	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	471,333
565,000	BA Credit Card Trust, (07-A11-A11), 0.504%, due 12/15/19 (1)	563,882
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 2.124%, due 07/20/25 (1)(2)	1,145,073
851,052	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.316%, due 12/25/33 (1)(2)	786,716
710,091	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.806%, due 04/25/34 (1)(2)	651,945
680,845	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.876%, due 08/25/34 (1)(2)	616,049
339,586	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.816%, due 01/25/35 (1)(2)	304,250
987,427	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.676%, due 12/25/36 (1)(2)	813,452
473,981	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.686%, due 07/25/37 (1)(2)	392,621
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.862%, due 02/25/35 (1)	2,073,936
565,000	Chase Issuance Trust, (12-A2-A2), 0.704%, due 05/15/19 (1)	565,656
992,878	CIT Education Loan Trust, (07-1-A), (144A), 0.72%, due 03/25/42 (1)(2)	920,319
1,140,000	Dryden Senior Loan Fund, (15-37A A), (144A), 2.128%, due 04/15/27 (1)(2)	1,138,562
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 1.246%, due 04/26/32 (1)(2)	1,175,062
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.488%, due 10/25/35 (1)(2)	653,912
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.796%, due 03/25/36 (1)(2)	1,480,076
2,350,738	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 1.096%, due 08/27/46 (1)(2)	2,155,790
310,671	GE Business Loan Trust, (05-1A-A3), (144A), 0.684%, due 06/15/33 (1)(2)	286,363
647,069	GE Business Loan Trust, (05-2A-A), (144A), 0.674%, due 11/15/33 (1)(2)	617,302
351,625	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29 (2)	334,463
342,334	Goal Capital Funding Trust, (06-1-B), 1.112%, due 08/25/42 (1)	305,323
518,200	Higher Education Funding I, (14-1-A), (144A), 1.712%, due 05/25/34 (1)(2)	510,027
331,897	Honda Auto Receivables Owner Trust, (14-2-A3), 0.77%, due 03/19/18	331,760
355,000	Honda Auto Receivables Owner Trust, (15-1-A3), 1.05%, due 10/15/18	355,369
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 2.133%, due 04/18/26 (1)(2)	269,769
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21 (2)	538,292
168,021	National Collegiate Student Loan Trust, (06-3-A3), 0.596%, due 10/25/27 (1)	167,364
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.388%, due 11/25/43 (1)(2)	519,293
271,976	Nissan Auto Receivables Owner Trust, (13-C-A3), 0.67%, due 08/15/18	271,689
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.156%, due 10/25/41 (1)	2,148,072
366,807	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (2)	373,020
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.554%, due 03/28/46 (1)(2)	964,561
496,315	SLC Student Loan Trust, (04-1-B), 0.916%, due 08/15/31 (1)	422,886
427,241	SLC Student Loan Trust, (05-2-B), 0.913%, due 03/15/40 (1)	360,516
604,836	SLC Student Loan Trust, (06-1-B), 0.843%, due 03/15/39 (1)	504,448
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.733%, due 09/15/26 (1)	975,098
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.383%, due 12/15/25 (1)(2)	2,219,030
522,167	SLM Student Loan Trust, (04-2-B), 1.108%, due 07/25/39 (1)	442,164
550,969	SLM Student Loan Trust, (05-4-B), 0.818%, due 07/25/40 (1)	468,021
601,060	SLM Student Loan Trust, (05-9-B), 0.938%, due 01/25/41 (1)	468,947
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.808%, due 01/25/41 (1)	1,238,830
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.798%, due 01/25/41 (1)	1,210,173

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2016

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$183,674	SLM Student Loan Trust, (07-6-B), 1.488%, due 04/27/43 (1)	$156,798
150,000	SLM Student Loan Trust, (07-7-B), 1.388%, due 10/27/70 (1)	118,836
115,098	SLM Student Loan Trust, (07-8-B), 1.638%, due 04/27/43 (1)	96,891
225,000	SLM Student Loan Trust, (08-2-B), 1.838%, due 01/25/83 (1)	188,867
225,000	SLM Student Loan Trust, (08-3-B), 1.838%, due 04/26/83 (1)	189,224
225,000	SLM Student Loan Trust, (08-4-B), 2.488%, due 04/25/29 (1)	205,650
225,000	SLM Student Loan Trust, (08-5-B), 2.488%, due 07/25/29 (1)	204,330
225,000	SLM Student Loan Trust, (08-6-B), 2.488%, due 07/26/83 (1)	207,428
225,000	SLM Student Loan Trust, (08-7-B), 2.488%, due 07/26/83 (1)	199,780
225,000	SLM Student Loan Trust, (08-8-B), 2.888%, due 10/25/29 (1)	215,023
225,000	SLM Student Loan Trust, (08-9-B), 2.888%, due 10/25/83 (1)	213,723
768,625	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46 (2)	902,084
451,018	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36 (2)	563,768
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.821%, due 07/01/42 (1)(2)	1,123,425
252,742	Toyota Auto Receivables Owner Trust, (14-A-A3), 0.67%, due 12/15/17	252,588
412,890	Vermont Student Assistance Corp., (12-1-A), 1.137%, due 07/28/34 (1)	402,214

	Total Asset-Backed Securities (Cost: $45,810,747)	39,296,192

	Collateralized Mortgage Obligations (55.7%)
	Commercial Mortgage-Backed Securities — Agency (1.3%)
11,770,997	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.451%, due 02/25/18(I/O) (1)	231,820
6,289,905	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.077%, due 01/25/19(I/O) (1)	342,818
586,291	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	606,398
5,061,250	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-AX), 1.249%, due 01/25/20(I/O) (1)	168,288
8,793,869	Federal National Mortgage Association, (11-M5-A2), 1.229%, due 07/25/21(ACES)(I/O) (1)	465,737
521,445	Federal National Mortgage Association, (12-M11-FA), 0.932%, due 08/25/19(ACES) (1)	521,716
18,020,704	Government National Mortgage Association, (09-114-IO), 0.156%, due 10/16/49(I/O) (1)	243,002
6,732,046	Government National Mortgage Association, (11-152-IO), 0.935%, due 08/16/51(I/O) (1)	229,664
7,736,046	Government National Mortgage Association, (14-125-IO), 1.033%, due 11/01/54(I/O) (1)	624,232

	Total Commercial Mortgage-Backed Securities — Agency	3,433,675

	Commercial Mortgage-Backed Securities — Non-Agency (1.4%)
260,000	BAMLL Commercial Mortgage Securities Trust, (14-520M-A), (144A), 4.184%, due 08/15/46 (1)(2)	291,516
8,227,462	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.316%, due 09/10/45(I/O) (1)(2)(3)	597,597

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$166,449	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB16-A4), 5.552%, due 05/12/45	$166,291
751,447	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB17-A4), 5.429%, due 12/12/43	755,760
248,629	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32 (2)	255,307
640,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32 (2)	691,552
17,657	JPMorgan Chase Commercial Mortgage Securities Trust, (11-C3-A2), (144A), 3.673%, due 02/15/46 (2)	17,708
1,100,000	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	1,136,994

	Total Commercial Mortgage-Backed Securities — Non-Agency	3,912,725

	Residential Mortgage-Backed Securities — Agency (1.9%)
203,925	Federal Home Loan Mortgage Corp., (1673-SD), 15.469%, due 02/15/24(I/F) (PAC) (1)	256,492
440,334	Federal Home Loan Mortgage Corp., (1760-ZD), 1.32%, due 02/15/24 (1)	431,724
223,234	Federal Home Loan Mortgage Corp., (2990-JK), 20.266%, due 03/15/35(I/F) (1)	326,104
3,919,739	Federal Home Loan Mortgage Corp., (3122-SG), 5.195%, due 03/15/36(I/O) (I/F) (TAC) (PAC) (1)	741,208
1,230,239	Federal Home Loan Mortgage Corp., (3239-SI), 6.215%, due 11/15/36(I/O) (I/F) (PAC) (1)	215,425
523,777	Federal Home Loan Mortgage Corp., (3323-SA), 5.675%, due 05/15/37(I/O) (I/F) (1)	72,938
494,650	Federal Home Loan Mortgage Corp., (3459-JS), 5.815%, due 06/15/38(I/O) (I/F) (1)	85,517
2,494,417	Federal Home Loan Mortgage Corp., (4030-HS), 6.175%, due 04/15/42(I/O) (I/F) (1)	500,344
3,377,635	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F) (1)	100,037
451,902	Federal National Mortgage Association, (07-42-SE), 5.664%, due 05/25/37(I/O) (I/F) (1)	69,283
3,130,877	Federal National Mortgage Association, (07-48-SD), 5.654%, due 05/25/37(I/O) (I/F) (1)	592,944
633,229	Federal National Mortgage Association, (09-69-CS), 6.304%, due 09/25/39(I/O) (I/F) (1)	124,200
3,530,187	Government National Mortgage Association, (06-35-SA), 6.161%, due 07/20/36(I/O) (I/F) (1)	663,004
6,086,744	Government National Mortgage Association, (06-61-SA), 4.311%, due 11/20/36(I/O) (I/F) (TAC) (1)	640,204
3,607,046	Government National Mortgage Association, (08-58-TS), 5.961%, due 05/20/38(I/O) (I/F) (TAC) (1)	500,445

	Total Residential Mortgage-Backed Securities — Agency	5,319,869

	Residential Mortgage-Backed Securities — Non-Agency (51.1%)
614,188	ACE Securities Corp., (04-IN1-A1), 1.086%, due 05/25/34 (1)	548,661
1,950,048	ACE Securities Corp., (07-ASP1-A2C), 0.706%, due 03/25/37 (1)	1,173,964
1,475,794	Adjustable Rate Mortgage Trust, (05-4-6A22), 3.158%, due 08/25/35 (1)	444,621

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2016

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$821,575	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.27%, due 03/25/36 (1)(4)	$596,782
870,232	Asset-Backed Funding Certificates, (05-HE2-M2), 1.196%, due 06/25/35 (1)	865,154
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 0.746%, due 05/25/37 (1)(2)	1,147,323
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.746%, due 01/25/36 (1)	1,325,025
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.716%, due 03/25/36 (1)	2,306,677
1,100,140	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 0.596%, due 12/25/36 (1)	946,761
2,507,036	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.586%, due 12/25/36 (1)	2,037,742
1,471,966	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.846%, due 11/25/35 (1)(4)	1,120,119
867,448	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	796,153
577,659	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36 (4)	539,086
226,425	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37 (2)	237,681
103,098	BCAP LLC Trust, (10-RR11-3A2), (144A), 3.037%, due 06/27/36 (1)(2)	103,166
692,558	BCAP LLC Trust, (11-RR3-1A5), (144A), 3.154%, due 05/27/37 (1)(2)	688,811
1,231,602	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,199,293
530,343	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.588%, due 03/26/37 (1)(2)	522,740
856,858	BCAP LLC Trust, (15-RR4-1A1), (144A), 1.434%, due 09/11/38 (1)(2)	809,465
907,072	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 2.762%, due 10/25/33 (1)	897,928
824,156	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.66%, due 10/25/35 (1)	796,406
935,806	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.798%, due 06/25/47 (1)(4)	834,342
971,070	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35 (1)	973,601
610,174	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.676%, due 04/25/36 (1)	569,588
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	477,146
3,084,215	Centex Home Equity Loan Trust, (06-A-AV4), 0.696%, due 06/25/36 (1)	2,901,695
978,312	CIM Trust, (15-4AG-A1), (144A), 2.438%, due 10/25/57 (1)(2)	949,806
791,231	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.73%, due 10/25/35 (1)	778,005
2,564,846	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.894%, due 10/25/35 (1)(4)	2,151,835
1,059,062	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.686%, due 10/25/36 (1)	1,043,024
1,571,762	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (4)	1,441,001
902,535	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (4)	793,256
278,391	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	299,644
1,872,541	Conseco Finance Securitizations Corp., (99-6-A1), (144A), 7.36%, due 06/01/30 (2)	1,355,044
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,207,333
501,386	Countrywide Alternative Loan Trust, (05-20CB-4A1), 5.25%, due 07/25/20 (4)	487,634
1,051,293	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.346%, due 10/25/47 (1)	883,608
1,637,789	Countrywide Home Loans, (04-HYB4-B1), 2.724%, due 09/20/34 (1)(4)	377,717
37,832,204	Countrywide Home Loans, (06-14-X), 0.238%, due 09/25/36(I/O) (1)	321,252
2,081,213	Countrywide Home Loans, (06-HYB2-1A1), 2.959%, due 04/20/36 (1)	1,636,746
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.186%, due 06/25/34 (1)	633,951
1,813,108	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36	1,334,988
1,005,520	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (4)	762,811
826,881	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	810,612

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,290,000	Credit-Based Asset Servicing and Securitization LLC, (05-CB4-M2), 0.896%, due 07/25/35 (1)	$1,204,796
1,745,852	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.389%, due 01/25/36	1,296,334
3,087,943	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.522%, due 12/25/36	2,188,219
1,604,743	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.49%, due 02/25/37	1,158,873
1,576,680	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2C), 4.49%, due 02/25/37	1,138,456
1,745,927	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 3.974%, due 03/25/37	1,027,229
1,206,819	CSMC Trust, (14-CIM1-A1), (144A), 2.188%, due 01/25/58 (1)(2)	1,208,489
2,851,130	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.061%, due 06/25/36 (1)(4)	2,427,413
1,222,084	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.636%, due 02/25/37 (1)(4)	916,852
359,284	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36 (1)	291,816
1,291,289	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.606%, due 10/25/36 (1)	868,967
1,819,509	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.656%, due 12/25/37 (1)	1,115,448
927,796	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.676%, due 12/25/35 (1)(4)	784,793
231,217	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	234,141
98,270	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	99,669
442,713	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	487,650
580,587	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (1)	637,484
260,145	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	271,303
107,846	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (1)	113,014
401,189	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (1)	430,770
477,259	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	493,486
408,116	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (1)	436,878
432,147	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (1)	466,447
1,000,011	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30 (1)	1,071,236
1,922,520	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,150,226
758,414	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.626%, due 05/25/36 (1)(4)	522,941
622,515	GSR Mortgage Loan Trust, (05-AR3-6A1), 3.033%, due 05/25/35 (1)	561,387
609,006	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	558,996
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.736%, due 01/25/36 (1)	988,347
918,082	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.806%, due 10/25/34 (1)	883,138
1,086,409	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 3.028%, due 10/25/35 (1)	903,196
1,560,013	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 3.156%, due 07/25/36(I/O) (1)	19,757
1,179,957	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 3.215%, due 06/25/36 (1)(4)	865,692
1,826,363	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 3.055%, due 05/25/37 (1)(4)	1,462,568

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2016

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.636%, due 04/25/37 (1)	$1,393,912
171,632	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (1)	171,002
1,190,918	JPMorgan Alternative Loan Trust, (06-A2-5A1), 2.931%, due 05/25/36 (1)(4)	816,244
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.668%, due 11/25/36 (1)	1,125,468
972,039	JPMorgan Mortgage Trust, (04-A6-5A1), 2.771%, due 12/25/34 (1)	931,986
235,907	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	171,880
264,128	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (1)	276,543
1,513,076	Lehman XS Trust, (06-10N-1A3A), 0.656%, due 07/25/46 (1)(4)	1,184,938
2,188,115	Lehman XS Trust, (06-12N-A31A), 0.646%, due 08/25/46 (1)(4)	1,680,013
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.346%, due 10/25/34 (1)	1,558,657
1,399,042	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (4)	1,005,135
628,543	MASTR Asset-Backed Securities Trust, (06-NC1-A4), 0.746%, due 01/25/36 (1)	605,023
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.726%, due 05/25/37 (1)	1,250,298
931,135	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.576%, due 06/25/37 (1)	630,596
1,901,356	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.626%, due 06/25/37 (1)	1,274,387
684,271	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.96%, due 08/25/36 (1)	632,726
516,407	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	593,074
516,407	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	551,942
358,963	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	383,759
321,631	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	341,362
917,428	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.646%, due 06/25/33 (1)	890,110
4,605	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 1.226%, due 07/25/35 (1)	4,778
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 1.241%, due 07/25/35 (1)	1,469,618
1,406,405	Morgan Stanley ABS Capital I, Inc. Trust, (06-HE3-A1), 0.586%, due 04/25/36 (1)	1,296,834
1,075,985	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.525%, due 11/25/37 (1)	772,612
1,426,977	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.726%, due 02/25/36 (1)	1,336,815
956,835	MortgageIT Trust, (05-5-A1), 0.706%, due 12/25/35 (1)	853,226
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.696%, due 04/25/37 (1)	2,666,111
173,873	New Century Home Equity Loan Trust, (05-3-M1), 0.926%, due 07/25/35 (1)	174,070
1,438,534	New Century Home Equity Loan Trust, (05-B-A2D), 0.846%, due 10/25/35 (1)	1,353,253
1,700,000	New Century Home Equity Loan Trust, (06-C-A2D), 0.786%, due 12/25/35 (1)	1,455,953
1,901,576	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.958%, due 02/25/36 (1)	1,431,408
2,054,901	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29 (1)	1,449,682
1,154,116	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (1)	954,390
668,670	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (1)	602,360
455,322	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (1)	479,792
524,271	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28 (1)	541,441
157,295	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	158,851
472,554	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	500,855
1,313,449	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30 (1)	1,169,881
418,206	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36 (1)	442,391
1,109,929	Park Place Securities, Inc., (05-WCW1-M1), 0.896%, due 09/25/35 (1)	1,104,333

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$720,629	Park Place Securities, Inc., (05-WHQ2-M1), 1.076%, due 05/25/35 (1)	$718,922
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.255%, due 01/25/36	524,744
1,168,698	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36 (4)	984,836
1,140,000	RASC Series Trust, (05-KS11-M1), 0.846%, due 12/25/35 (1)	1,099,779
1,814,275	Residential Accredit Loans, Inc., (05-QA7-A1), 3.364%, due 07/25/35 (1)(4)	1,415,433
1,172,342	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.39%, due 07/25/35 (1)(4)	948,841
1,363,616	Residential Accredit Loans, Inc., (06-QA10-A2), 0.626%, due 12/25/36 (1)	1,027,050
870,604	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC) (4)	751,323
20,780,294	Residential Accredit Loans, Inc., (06-QS11-AV), 0.343%, due 08/25/36(I/O) (1)	309,250
9,894,653	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.754%, due 06/25/36(I/O) (1)	305,117
1,980,377	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (4)	1,655,738
24,043,199	Residential Accredit Loans, Inc., (07-QS2-AV), 0.322%, due 01/25/37(I/O) (1)	330,592
23,720,144	Residential Accredit Loans, Inc., (07-QS3-AV), 0.335%, due 02/25/37(I/O) (1)	362,996
573,879	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC) (4)	468,626
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 0.736%, due 08/25/36 (1)	1,160,943
1,303,805	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36 (4)	1,009,624
3,801,398	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	748,621
59,953,165	Residential Funding Mortgage Securities, (06-S9-AV), 0.312%, due 09/25/36(I/O) (1)	658,448
121,120	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	122,747
597,529	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30 (2)	610,847
2,926,000	Saxon Asset Securities Trust, (07-3-2A4), 0.936%, due 09/25/47 (1)	1,672,678
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.666%, due 01/25/37 (1)	2,716,380
1,400,000	Soundview Home Loan Trust, (06-1-A4), 0.746%, due 02/25/36 (1)	1,284,396
1,500,000	Soundview Home Loan Trust, (06-EQ1-A4), 0.696%, due 10/25/36 (1)	1,060,250
614,114	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.86%, due 10/25/35 (1)	457,947
771,869	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47 (1)	615,293
1,175,000	Structured Asset Investment Loan Trust, (05-3-M2), 1.106%, due 04/25/35 (1)	1,159,063
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.876%, due 11/25/35 (1)	979,411
1,600,000	Structured Asset Securities Corp., (06-GEL4-A3), (144A), 0.746%, due 10/25/36 (1)(2)	1,475,994
33,516	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29 (1)	33,389
201,992	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27 (1)	206,559
276,640	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (1)	298,410
2,792,261	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.596%, due 01/25/37 (1)	1,540,653
7,882,478	Wells Fargo Alternative Loan Trust, (07-PA2-2A2), 5.624%, due 06/25/37(I/O) (1)	1,313,041
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.656%, due 01/25/37 (1)	560,075
1,405,664	Wells Fargo Home Equity Trust, (06-2-A4), 0.696%, due 07/25/36 (1)	1,369,566
904,825	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.916%, due 07/25/36 (1)(4)	873,571
701,639	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.88%, due 04/25/37 (1)(4)	657,022
366,926	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	385,035

	Total Residential Mortgage-Backed Securities — Non-Agency	141,975,127

	Total Collateralized Mortgage Obligations (Cost: $136,748,019)	154,641,396

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2016

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (18.5%)
	Aerospace/Defense (0.1%)
$280,000	TransDigm, Inc., (144A), 6.375%, due 06/15/26 (2)	$279,650

	Airlines (1.4%)
365,687	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	393,333
1,055,525	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,147,554
457,823	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	522,491
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 1.076%, due 05/15/18(EETC) (1)	997,125
609,485	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	693,289

	Total Airlines	3,753,792

	Apparel (0.1%)
275,000	Hanesbrands, Inc., (144A), 4.875%, due 05/15/26 (2)	276,203

	Auto Manufacturers (0.2%)
450,000	Ford Motor Credit Co. LLC, 3.336%, due 03/18/21	467,667
200,000	General Motors Financial Co., Inc., 3.2%, due 07/06/21	199,507

	Total Auto Manufacturers	667,174

	Banks (4.3%)
1,000,000	Bank of America Corp., 3.875%, due 08/01/25	1,062,845
300,000	Barclays PLC (United Kingdom), 4.375%, due 01/12/26	303,220
500,000	Capital One NA, 2.4%, due 09/05/19	508,041
2,000,000	Citigroup, Inc., 1.212%, due 08/25/36 (1)	1,343,314
500,000	Discover Bank / Greenwood DE, 2%, due 02/21/18	502,117
2,400,000	JPMorgan Chase Capital XXI, 1.587%, due 01/15/87 (1)	1,824,000
1,000,000	JPMorgan Chase Capital XXIII, 1.626%, due 05/15/77 (1)	752,500
650,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	727,489
2,110,000	Lloyds Banking Group PLC (United Kingdom), 4.65%, due 03/24/26	2,131,792
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (2)	1,050,756
400,000	Morgan Stanley, 3.875%, due 04/29/24	428,891
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	543,404
300,000	UBS Group Funding Jersey, Ltd., (144A), 4.125%, due 09/24/25 (2)	311,610
450,000	Wells Fargo & Co., 3%, due 04/22/26	458,167

	Total Banks	11,948,146

	Beverages (0.5%)
211,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	225,839
389,000	Anheuser-Busch InBev Finance, Inc., 4.9%, due 02/01/46	457,380
263,000	Constellation Brands, Inc., 6%, due 05/01/22	295,218
275,000	DS Services of America, Inc., (144A), 10%, due 09/01/21 (2)	310,062

	Total Beverages	1,288,499

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Biotechnology (0.4%)
$500,000	Biogen, Inc., 5.2%, due 09/15/45	$564,137
500,000	Celgene Corp., 4.625%, due 05/15/44	522,098

	Total Biotechnology	1,086,235

	Computers (0.4%)
670,000	Apple, Inc., 4.65%, due 02/23/46	759,613
280,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., (144A), 6.02%, due 06/15/26 (2)	292,432

	Total Computers	1,052,045

	Diversified Financial Services (0.4%)
250,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18 (2)	274,687
740,325	Pipeline Funding Co. LLC, (144A), 7.5%, due 01/15/30 (2)	817,404

	Total Diversified Financial Services	1,092,091

	Electric (1.3%)
700,000	Cleco Corporate Holdings LLC, (144A), 3.743%, due 05/01/26 (2)	721,072
550,000	Dominion Resources, Inc., 4.104%, due 04/01/21	569,447
124,000	Dynegy, Inc., 5.875%, due 06/01/23	109,740
750,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (2)	799,655
910,965	Mirant Mid-Atlantic, LLC Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	876,804
500,000	Puget Energy, Inc., 6%, due 09/01/21	582,572

	Total Electric	3,659,290

	Engineering & Construction (0.3%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23 (2)	772,005

	Entertainment (0.1%)
275,000	Churchill Downs, Inc., (144A), 5.375%, due 12/15/21 (2)	286,687

	Environmental Control (0.0%)
135,000	Clean Harbors, Inc., 5.125%, due 06/01/21	138,456

	Food Service (0.0%)
130,000	Aramark Services, Inc., (144A), 5.125%, due 01/15/24 (2)	132,925

	Healthcare-Services (0.8%)
275,000	Centene Escrow Corp., (144A), 5.625%, due 02/15/21 (2)	287,375
300,000	DaVita HealthCare Partners, Inc., 5%, due 05/01/25	299,265
260,000	Fresenius Medical Care US Finance, Inc., (144A), 5.75%, due 02/15/21 (2)	289,900
550,000	HCA, Inc., 5.875%, due 03/15/22	599,500
650,000	Tenet Healthcare Corp., 4.153%, due 06/15/20 (1)	645,125

	Total Healthcare-Services	2,121,165

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2016

Principal Amount	Fixed Income Securities	Value
	Insurance (0.4%)
$500,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (2)	$607,974
600,000	MetLife, Inc., 6.4%, due 12/15/66	640,500

	Total Insurance	1,248,474

	Lodging (0.1%)
202,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, due 10/15/21	209,214

	Media (1.0%)
200,000	Altice Financing S.A. (Luxembourg), (144A), 7.5%, due 05/15/26 (2)	196,500
300,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23 (2)	298,875
150,000	CBS Corp., 4%, due 01/15/26	160,463
200,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.75%, due 02/15/26 (2)	206,500
800,000	Charter Communications Operating LLC / Charter Communications Operating Capital, (144A), 4.464%, due 07/23/22 (2)	860,520
150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, (144A), 6.484%, due 10/23/45 (2)	179,798
150,000	DISH DBS Corp., 5.125%, due 05/01/20	153,375
275,000	Neptune Finco Corp., (144A), 6.625%, due 10/15/25 (2)	290,812
432,000	Virgin Media Secured Finance PLC (United Kingdom), (144A), 5.375%, due 04/15/21 (2)	441,180

	Total Media	2,788,023

	Miscellaneous Manufacturers (0.6%)
2,000,000	General Electric Capital Corp., 1.106%, due 08/15/36 (1)	1,681,296

	Packaging & Containers (0.1%)
280,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), (144A), 3.653%, due 12/15/19 (1)(2)	281,750

	Pharmaceuticals (1.2%)
417,000	AbbVie, Inc., 3.2%, due 05/14/26	421,751
1,000,000	Actavis Funding SCS (Luxembourg), 3.8%, due 03/15/25	1,043,708
500,000	AstraZeneca PLC (United Kingdom), 3.375%, due 11/16/25	523,659
300,000	Baxalta, Inc., 2.875%, due 06/23/20	305,163
200,000	Grifols Worldwide Operations, Ltd. (Ireland), 5.25%, due 04/01/22	203,500
280,000	Quintiles Transnational Corp., (144A), 4.875%, due 05/15/23 (2)	286,125
135,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.625%, due 12/01/21 (2)	112,050
350,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23 (2)	284,375
150,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25 (2)	121,125

	Total Pharmaceuticals	3,301,456

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Fixed Income Securities	Value
	Pipelines (1.1%)
$700,000	Boardwalk Pipelines LP, 5.875%, due 11/15/16	$709,755
50,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	55,176
250,000	Energy Transfer Partners LP, 3.654%, due 11/01/66 (1)	146,550
490,000	Energy Transfer Partners LP, 6.125%, due 02/15/17	502,573
200,000	Regency Energy Partners LP / Regency Energy Finance Corp., 5.875%, due 03/01/22	214,502
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (2)	1,528,125

	Total Pipelines	3,156,681

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,419,891

	REIT (1.2%)
135,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	141,750
750,000	Education Realty Operating Partnership LP, 4.6%, due 12/01/24	770,136
630,000	HCP, Inc., 4.25%, due 11/15/23	655,138
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	786,848
950,000	SL Green Realty Corp., 5%, due 08/15/18	996,687

	Total REIT	3,350,559

	Retail (0.4%)
755,000	Walgreens Boots Alliance, Inc., 3.45%, due 06/01/26	776,625
225,000	Walgreens Boots Alliance, Inc., 4.8%, due 11/18/44	241,640

	Total Retail	1,018,265

	Semiconductors (0.1%)
200,000	NXP BV / NXP Funding LLC (Netherlands), (144A), 4.125%, due 06/01/21 (2)	203,500

	Software (0.4%)
400,000	First Data Corp., (144A), 5%, due 01/15/24 (2)	402,500
125,000	MSCI, Inc., (144A), 5.75%, due 08/15/25 (2)	130,312
560,000	Oracle Corp., 2.4%, due 09/15/23	561,668

	Total Software	1,094,480

	Telecommunications (1.1%)
400,000	AT&T, Inc., 4.3%, due 12/15/42	387,460
675,000	AT&T, Inc., 4.75%, due 05/15/46	694,551
250,000	Level 3 Financing, Inc., 5.625%, due 02/01/23	253,282
75,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18 (2)	79,922
135,000	T-Mobile USA, Inc., 6.5%, due 01/15/24	142,594
250,000	T-Mobile USA, Inc., 6.625%, due 11/15/20	259,062
125,000	T-Mobile USA, Inc., 6.731%, due 04/28/22	131,762
400,000	Verizon Communications, Inc., 4.522%, due 09/15/48	418,316
500,000	Verizon Communications, Inc., 5.85%, due 09/15/35	606,908

	Total Telecommunications	2,973,857

	Total Corporate Bonds (Cost: $49,288,592)	51,281,809

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2016

Principal Amount		Fixed Income Securities	Value
		Municipal Bonds (1.2%)
	$1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	$1,215,690
	1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,204,220
	800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	920,256

		Total Municipal Bonds (Cost: $3,245,258)	3,340,166

		U.S. Treasury Securities (4.3%)
	105,000	U.S. Treasury Bond, 2.5%, due 05/15/46	109,421
	1,000,000	U.S. Treasury Note, 0.438%, due 10/31/17 (1)	1,000,866
	2,000,000	U.S. Treasury Note, 0.5%, due 01/31/17	2,000,996
	8,400,000	U.S. Treasury Note, 0.625%, due 08/31/17	8,409,675
	555,000	U.S. Treasury Note, 1.625%, due 05/15/26	561,808

		Total U.S. Treasury Securities (Cost: $12,038,171)	12,082,766

		Total Fixed Income Securities (Cost: $ 247,130,787) (93.8%)	260,642,329

Number of Shares		Common Stock
		Electric (0.0%)
	11,293	Mach Gen, LLC (3)(5)	31,056

		REIT (1.0%)
	134,886	American Capital Agency Corp.	2,673,440

		Total Common Stock (Cost: $ 2,910,069) (1.0%)	2,704,496

		Money Market Investments
	2,296,395	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (6)	2,296,395

		Total Money Market Investments (Cost: $ 2,296,395) (0.8%)	2,296,395

Principal Amount		Short Term Investment
		Discount Notes (2.6%)
	$4,530,000	Federal Home Loan Bank, 0.457%, due 10/03/16 (7)	4,525,860
	2,660,000	Federal National Mortgage Association, 0.447%, due 10/17/16 (7)	2,657,207

		Total Discount Notes (Cost: $7,181,166)	7,183,067

		Foreign Government Bonds (2.2%)
JPY	200,000,000	Japan Treasury Bill, 0%, due 09/05/16 (8)	1,950,348
JPY	430,000,000	Japan Treasury Bill, 0%, due 09/20/16 (8)	4,193,705

		Total Foreign Government Bonds (Cost: $5,948,392)	6,144,053

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Principal Amount	Short Term Investment	Value
	U.S. Treasury Security (Cost: $524,905) (0.2%)
$525,000	U.S. Treasury Bill, 0.17%, due 07/21/16 (7)(9)	$524,948

	Total Short-Term Investments (Cost: $13,654,463) (5.0%)	13,852,068

	TOTAL INVESTMENTS (Cost: $265,991,714) (100.6%)	279,495,288
	LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)	(1,610,999)

	NET ASSETS (100.0%)	$277,884,289

Futures Contracts — Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
BUY
32	S&P 500 E-Mini Index Futures	09/16/16	$3,344,320	$(17,819)

			$3,344,320	$(17,819)

SELL
56	10-Year U.S. Treasury Note Futures	09/21/16	$7,447,125	$(200,931)
6	U.S. Ultra Long Bond Futures	09/21/16	1,118,250	(74,685)

			$8,565,375	$(275,616)

Forward Currency Contracts — OTC
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized (Depreciation)
Citibank N.A.	JPY	280,000,000	07/21/16	$2,688,799	$2,730,648	$(41,849)
Bank of America	JPY	200,000,000	09/06/16	1,844,823	1,953,288	(108,465)
Bank of America	JPY	150,000,000	09/20/16	1,421,828	1,465,919	(44,091)

				$5,955,450	$6,149,855	$(194,405)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

June 30, 2016

Notes to Schedule of Investments:

(1)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2016.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $50,436,806 or 18.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	Restricted security (Note 8).
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	Non-income producing security.
(6)	Rate disclosed is the 7-day net yield as of June 30, 2016.
(7)	Rate shown represents yield-to-maturity.
(8)	Security is not accruing interest.
(9)	All or a portion of this security is held as collateral for open futures contracts.
JPY -	Japanese Yen.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F - Inverse	Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
OTC - Over	the Counter.
PAC - Planned	Amortization Class.
TAC - Target	Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	June 30, 2016

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	51.1%
Asset-Backed Securities	14.1
Banks	4.3
U.S. Treasury Securities	4.3
REIT	2.2
Residential Mortgage-Backed Securities — Agency	1.9
Airlines	1.4
Commercial Mortgage-Backed Securities — Non-Agency	1.4
Commercial Mortgage-Backed Securities — Agency	1.3
Electric	1.3
Municipal Bonds	1.2
Pharmaceuticals	1.2
Pipelines	1.1
Telecommunications	1.1
Media	1.0
Healthcare-Services	0.8
Miscellaneous Manufacturers	0.6
Beverages	0.5
Real Estate	0.5
Biotechnology	0.4
Computers	0.4
Diversified Financial Services	0.4
Insurance	0.4
Retail	0.4
Software	0.4
Engineering & Construction	0.3
Auto Manufacturers	0.2
Aerospace/Defense	0.1
Apparel	0.1
Entertainment	0.1
Lodging	0.1
Packaging & Containers	0.1
Semiconductors	0.1
Environmental Control	0.0	*
Food Service	0.0	*
Money Market Investments	0.8
Short-Term Investments	5.0

Total	100.6%

*	Value rounds to less than 0.1% of net assets

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2016

ASSETS:
Investments, at Value (Cost: $265,991,714)	$279,495,288
Cash	186,742
Interest and Dividends Receivable	1,330,046
Receivable for Securities Sold	592,719
Other assets	58,836
Receivable for Variation Margin on Open Financial Futures Contracts	47,252

Total Assets	281,710,883

LIABILITIES:
Distributions Payable	2,479,722
Payables for Securities Purchased	894,754
Unrealized Depreciation on Forward Foreign Currency Contracts	194,405
Accrued Investment Advisory Fees	135,080
Accrued Other Expenses	99,576
Accrued Directors’ Fees and Expenses	13,228
Commitment Fee Payable on Open Line of Credit	9,829

Total Liabilities	3,826,594

NET ASSETS	$277,884,289

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,513
Accumulated Net Realized Loss on Investments, Futures Contracts and Foreign Currency	(3,989,172)
Distributions in Excess of Net Investment Income	(582,656)
Net Unrealized Appreciation on Investments, Futures Contracts and Foreign Currency	13,015,734

NET ASSETS	$277,884,289

NET ASSET VALUE PER SHARE	$5.83

MARKET PRICE PER SHARE	$5.44

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2016

INVESTMENT INCOME:
Income
Interest	$6,992,076
Dividends	161,863

Total Investment Income	7,153,939

Expenses
Investment Advisory Fees	815,181
Proxy Expense	91,880
Audit and Tax Service Fees	66,806
Directors’ Fees and Expenses	46,495
Insurance Expense	28,239
Listing Fees	24,148
Legal Fees	23,472
Transfer Agent Fees	23,242
Printing and Distribution Costs	21,090
Commitment Fee on Open Line of Credit	17,694
Custodian Fees	13,953
Accounting Fees	13,056
Administration Fees	7,816
Miscellaneous Expense	5,853

Total Expenses	1,198,925

Net Investment Income	5,955,014

NET REALIZED GAIN AND CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY:
Net Realized Gain on:
Investments	504,771
Foreign Currency	3,074
Futures Contracts	71,618
Change in Unrealized Depreciation on:
Investments	(1,341,549)
Foreign Currency	(194,405)
Futures Contracts	(244,221)

Net Realized Gain and Change in Unrealized Depreciation on Investments, Futures Contracts and Foreign Currency	(1,200,712)

INCREASE IN NET ASSETS FROM OPERATIONS	$4,754,302

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
OPERATIONS:
Net Investment Income	$5,955,014	$10,488,828
Net Realized Gain on Investments, Futures Contracts, Written Options and Foreign Currency	579,463	2,172,921
Change in Unrealized Depreciation on Investments, Futures Contracts, Written Options and Foreign Currency	(1,780,175)	(8,321,847)

Increase in Net Assets Resulting from Operations	4,754,302	4,339,902

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(4,802,077)	(10,243,159)

Total Decrease in Net Assets	(47,775)	(5,903,257)

NET ASSETS:
Beginning of Period	277,932,064	283,835,321

End of Period	$277,884,289	$277,932,064

Distributions in Excess of Net Investment Income	$(582,656)	$(1,735,593)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in wide range of securities such as convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts which are traded on the over-the-counter (“OTC”) market, are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. The U.S. treasury note futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board” and each member thereof, a “Director” and collectively, the “Directors”).

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

TCW Strategic Income Fund, Inc.

June 30, 2016

Note 2 — Significant Accounting Policies (Continued)

reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Equity securities.    Equity securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Foreign currency contracts.    The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$38,116,955	$1,179,237	$39,296,192
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities — Agency	—	3,433,675	—	3,433,675
Commercial Mortgage-Backed Securities — Non-Agency	—	3,315,128	597,597	3,912,725

TCW Strategic Income Fund, Inc.

June 30, 2016

Note 2 — Significant Accounting Policies (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Residential Mortgage-Backed Securities — Agency	$—	$5,319,869	$—	$5,319,869
Residential Mortgage-Backed Securities — Non-Agency	—	137,606,053	4,369,074	141,975,127

Total Collateralized Mortgage Obligations	—	149,674,725	4,966,671	154,641,396

Corporate Bonds*	—	51,281,809	—	51,281,809
Municipal Bonds	—	3,340,166	—	3,340,166
U.S. Treasury Securities	12,082,766	—	—	12,082,766

Total Fixed Income Securities	12,082,766	242,413,655	6,145,908	260,642,329

Common Stock*	2,673,440	—	31,056	2,704,496
Money Market Investments	2,296,395	—	—	2,296,395
Short-Term Investments	524,948	13,327,120	—	13,852,068

Total Investments	$17,577,549	$255,740,775	$6,176,964	$279,495,288

Liability Derivatives
Futures
Equity Risk	$(17,819)	$—	$—	$(17,819)
Interest Rate Risk	(275,616)	—	—	(275,616)
Forward Currency Contracts
Foreign Currency Risk	—	(194,405)	—	(194,405)

Total	$(293,435)	$(194,405)	$—	$(487,840)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the six months ended June 30, 2016.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage-Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non-Agency	Common Stock	Total
Balance as of December 31, 2015	$1,281,305	$675,801	$3,495,274	$51,524	$5,503,904
Accrued Discounts (Premiums)	—	(8,083)	(295,266)	—	(303,349)
Realized Gain (Loss)	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(102,068)	(70,121)	(144,424)	8,677	(307,936)
Purchases	—	—	1,313,490	58,290	1,371,780
Sales	—	—	—	(87,435)	(87,435)
Transfers in to Level 3 (1)	—	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—	—

Balance as of June 30, 2016	$1,179,237	$597,597	$4,369,074	$31,056	$6,176,964

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016	$(102,068)	$(70,121)	$(144,424)	$8,677	$(307,936)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuation inputs of Level 3 investments as of June 30, 2016 are as follows:

Description	Fair Value at June 30, 2016	Valuation Techniques*	Unobservable Input	Price or Price Range
Asset-Backed Securities	$1,179,237	Third-party Broker	Broker Quotes	$89.003 to $91.003
Commercial Mortgage-Backed Securities — Non-Agency	$597,597	Third-party Vendor	Vendor Prices	$7.263
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,986,160	Third-party Vendor	Vendor Prices	$1.098 to $3.084
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	$2,382,914	Third-party Vendor	Vendor Prices	$0.849 to $19.693
Common Stock — Electric	$31,056	Third-party Vendor	Vendor Prices	$2.750

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor pricing using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board and under the general oversight of the Board. The Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated

TCW Strategic Income Fund, Inc.

June 30, 2016

Note 2 — Significant Accounting Policies (Continued)

undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the six months ended June 30, 2016, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Liability Derivatives
Forward Contracts	$—	$(194,405)	$—	$(194,405)
Futures Contracts (1)	(17,819)	—	(275,616)	(293,435)

Total Value	$(17,819)	$(194,405)	$(275,616)	$(487,840)

Statement of Operations:
Realized Gain
Futures Contracts	$11,272	$—	$60,346	$71,618

Total Realized Gain (Loss)	$11,272	$—	$60,346	$71,618

Change in Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$(194,405)	$—	$(194,405)
Futures Contracts	28,193	—	(272,414)	(244,221)

Total Change in Appreciation (Depreciation)	$28,193	$(194,405)	$(272,414)	$(438,626)

Number of Contracts/Notional Amounts(2)
Forward Currency Contracts (Notional Amount)	$—	$5,955,450	$—	$5,955,450
Futures Contracts (Number of Contracts)	41	—	44	85

(1)	Includes cumulative depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2016 is reported within the Statement of Assets and Liabilities.
(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended June 30, 2016.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. In order to better define its contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets declines by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about

TCW Strategic Income Fund, Inc.

June 30, 2016

Note 2 — Significant Accounting Policies (Continued)

Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The following table presents the Fund’s OTC derivatives by counterparty net of amounts available for offset under an ISDA Master agreement and net of the related collateral received by the Fund as of June 30, 2016:

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Forward Currency Contracts)	$—	$(152,556)	$(152,556)	$—	$(152,556)
Citibank N.A. (Forward Currency Contracts)	—	(41,849)	(41,849)	—	(41,849)

Total	$—	$(194,405)	$(194,405)	$—	$(194,405)

(1)	Represents the net amount payable to the counterparty in the event of default.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at June 30, 2016 are disclosed in the Schedule of Investments.

Futures Contracts:    The Fund may seek to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2016 are listed in the Fund’s Schedule of Investments.

Options:    The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had they sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the period ended June 30, 2016, the Fund did not purchase or write any option contracts.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement,

TCW Strategic Income Fund, Inc.

June 30, 2016

Note 2 — Significant Accounting Policies (Continued)

but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2016, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements:    The Fund may enter into repurchase agreements, under the terms of MRAs. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding at June 30, 2016.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2016.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

TCW Strategic Income Fund, Inc.

June 30, 2016

Note 3 — Risk Considerations

Market Risk:    The Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective with these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Risk Considerations (Continued)

loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (passthrough, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity—a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Fund’s Statements of Assets and Liabilities.

Note 4 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At June 30, 2016, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$18,739,672
Unrealized (depreciation)	(5,319,367)

Net unrealized appreciation	$13,420,305

Cost of Investments for federal income tax purposes	$266,074,983

The Fund did not have any unrecognized tax benefits at June 30, 2016, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

For the year ended December 31, 2015, the Fund distributed, on a tax basis, $10,243,159 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2015, on a tax basis.

At December 31, 2015, the Fund had total loss carry forward for federal income tax purpose of $1,303,459 which will expire in 2018.

TCW Strategic Income Fund, Inc.

June 30, 2016

Note 5 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fee, the Fund’s Board has approved an annual amount for the Fund to reimburse the Advisor for a portion of its costs associated with implementing the Fund’s Rule 38a-1 compliance program. The amount is accrued on a daily basis and included in the Statement of Operations. However, the Advisor waived its reimbursement request since April 2016.

Note 6 — Purchases and Sales of Securities

For the six months ended June 30, 2016, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $50,027,837 and $30,995,445, respectively, for non-U.S. Government Securities and aggregated to $12,651,701 and $1,275,119, respectively, for U.S. Government Securities.

Note 7 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $46,495 from the Fund for the six months ended June 30, 2016. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within accrued directors’ fees and expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but they do not receive any compensation from the Fund.

Note 8 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at June 30, 2016 are listed below:

Issuer Description	Acquisition Date	Aggregate Cost	Aggregate Value	Value as Percentage of Fund’s Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.316%, due 09/10/45	2/13/15-2/26/15	$814,999	$597,597	0.22%
Mach Gen, LLC	11/12/15	58,290	31,056	0.01%

		$873,289	$628,653	0.23%

Note 9 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9 — Loan Outstanding (Continued)

a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual facility fee of $35,000, which is shown on the Statement of Operations. The Fund did not have any borrowings during the period ended June 30, 2016.

Note 10 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value Per Share, Beginning of Period	$5.83		$5.95	$5.82	$5.60	$4.94	$5.52

Income from Operations:
Net Investment Income (1)	0.12		0.22	0.24	0.31	0.43	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		(0.13)	0.14	0.30	0.78	(0.23)

Total from Investment Operations	0.10		0.09	0.38	0.61	1.21	0.31

Less Distributions:
Distributions from Net Investment Income	(0.10)		(0.21)	(0.25)	(0.39)	(0.55)	(0.89)

Net Asset Value Per Share, End of Period	$5.83		$5.83	$5.95	$5.82	$5.60	$4.94

Market Value Per Share, End of Period	$5.44		$5.27	$5.39	$5.34	$5.36	$4.85

Net Asset Value Total Return (2)	1.74	%(3)	1.60%	6.66%	11.19%	24.95%	5.50%
Market Price Return (4)	5.22	%(3)	1.83%	5.66%	6.92%	22.20%	10.54%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$277,884		$277,932	$283,835	$277,337	$266,798	$235,227
Ratio of Expenses Before Interest Expense to Average Net Assets	0.86	%(5)	0.87%	0.85%	0.91%	1.03%	0.98%
Ratio of Interest Expense to Average Net Assets	0.01	%(5)	0.01%	0.02%	0.11%	0.21%	0.27%
Ratio of Total Expenses to Average Net Assets	0.87	%(5)	0.88%	0.87%	1.02%	1.24%	1.26%
Ratio of Net Investment Income to Average Net Assets	4.31	%(5)	3.70%	4.05%	5.25%	7.88%	9.58%
Portfolio Turnover Rate	12.95	%(3)	24.81%	12.09%	34.97%	35.09%	39.63%

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions.
(3)	For the six months ended June 30, 2016 and not indicative of a full year’s results.
(4)	Based on market price per share, adjusted for reinvestment of distributions.
(5)	Annualized.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Supplemental Information (Unaudited)

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2016 is available without charge:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on November 25, 2015 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #30170, College Station, TX 77842-3170, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policy is a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW

TCW Strategic Income Fund, Inc.

865 South Figueroa Street
Los Angeles, California 90017

866 227 8179

www.TCW.com

INVESTMENT ADVISOR
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche, LLP
555 West 5th Street
Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL
Paul Hastings LLP
55 Second Street
San Francisco, California 94105

DIRECTORS
Samuel P. Bell
Director

David S. DeVito
Director, President, and Chief Executive Officer

John A. Gavin
Director

Patrick C. Haden
Director and Chairman

David B. Lippman
Director

Peter McMillan
Director

Charles A. Parker
Director

Victoria B. Rogers
Director

Andrew Tarica
Director

Officers
Meredith S. Jackson
Senior Vice President, General Counsel, and Secretary

Richard Villa
Treasurer, and Principal Financial and Accounting Officer

Jeffrey A. Engelsman
Chief Compliance Officer

Peter A. Brown
Senior Vice President

George N. Winn
Assistant Treasurer

Patrick Dennis
Assistant Secretary

TSIsrt9672 8/2/16

TWC
TCW Strategic Income Fund, Inc.
865 South Figueroa Street INVESTMENT ADVISOR DIRECTORS
Los Angeles, California 90017 TCW Investment Management Company Samuel P. Bell
865 South Figueroa Street Director
866 227 8179 Los Angeles, California 90017 David S. DeVito
www.TCW.com Director, President, and Chief Executive Officer
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSEMENT AGENT AND REGISTRAR John A. Gavin
Computershare Director
P.O. Box #30170 Patrick C. Haden
College Station, TX 77842-3170 Director and Chairman
INDEPENDENT REGISTERED David B. Lippman
PUBLIC ACCOUNTING FIRM Director
Deloitte & Touche, LLP Peter McMillan
555 West 5th Street Director
Los Angeles, California 90013 Charles A. Parker
CUSTODIAN & ADMINISTRATOR Director
State Street Bank & Trust Company Victoria B. Rogers
One Lincoln Street Director
Boston, Massachusetts 02111 Andrew Tarica
Director
LEGAL COUNSEL
Paul Hastings LLP Officers
55 Second Street Meredith S. Jackson
San Francisco, California 94105 Senior Vice President, General Counsel,
and Secretary
Richard Villa
Treasurer, and Principal Financial
and Accounting Officer
Jeffrey A. Engelsman
Chief Compliance Officer
Peter A. Brown
Senior Vice President
George N. Winn
Assistant Treasurer
Patrick Dennis
Assistant Secretary
TSIsrt9672 8/2/16

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	Not required for this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	August 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	August 19, 2016

By (Signature and Title)

/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	August 19, 2016